Schedule of Investments January 31, 2022 (Unaudited)

Jackson Square SMID-Cap Growth Fund

Description	Shares	Value
COMMON STOCKS - 98.4%
Communication Services - 12.7%
Liberty Broadband - Class C*	267,578	$39,711,251
New York Times - Class A	2,715,507	108,701,745
Vimeo*	2,248,053	32,933,977

		181,346,973

Consumer Discretionary - 13.6%
Allbirds*	951,841	11,764,755
Farfetch - Class A*	1,731,208	37,584,526
Papa John’s International	256,943	31,719,613
Stitch Fix - Class A*	2,024,771	33,266,987
Vroom*	1,955,388	15,682,212
Wyndham Hotels & Resorts	766,712	64,365,472

		194,383,565

Consumer Staples - 5.4%
Grocery Outlet Holding*	3,059,927	77,660,947

Financials - 3.4%
LendingClub*	2,595,425	48,690,173

Health Care - 25.9%#
ABIOMED*	130,420	38,587,365
Bio-Techne	178,648	67,244,894
Nevro*	487,187	32,008,186
Omnicell*	255,670	38,386,294
Pacific Biosciences of California*	6,226,115	69,607,966
Tandem Diabetes Care*	688,266	81,291,097
Twist Bioscience*	707,700	42,051,534

		369,177,336

Industrials - 13.5%
Graco	655,240	47,544,215
Lyft - Class A*	2,480,545	95,550,593
Upwork*	1,805,347	49,105,438

		192,200,246

Information Technology - 23.9%
Azenta	625,660	52,768,165
Coupa Software*	385,304	51,734,768
Dolby Laboratories - Class A	958,654	84,217,754
Elastic*	640,936	59,767,282
SailPoint Technologies Holding*	814,941	31,530,067
Wix.com*	462,514	60,760,464

		340,778,500

TOTAL COMMON STOCKS (Cost $1,651,109,563)		1,404,237,740

SHORT-TERM INVESTMENT - 1.4%
Money Market Deposit Account - 1.4%
U.S. Bank N.A., 0.00% (a)
Total Money Market Deposit Account	19,299,612	19,299,612

TOTAL SHORT-TERM INVESTMENT (Cost $19,299,612)		19,299,612

Total Investments - 99.8% (Cost $1,670,409,175)		1,423,537,352
Other Assets and Liabilities, Net - 0.2%		3,248,336

Total Net Assets - 100.0%		$1,426,785,688

*	Non-income producing security.
#

As of January 31, 2022, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. The health care sector is subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

(a)

The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of January 31, 2022.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of January 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,404,237,740	$—	$—	$1,404,237,740
Short-Term Investment	19,299,612	—	—	19,299,612

Total Investments in Securities	$1,423,537,352	$—	$—	$1,423,537,352

Refer to the Schedule of Investments for further information on the classification of investments.